News Release

Media Contact: Gillian Moore
24-Hour: 800.559.3853
Analyst Contact: Mike Switzer
Office: 704.382.6473
May 5, 2026
Duke Energy reports first-quarter 2026 financial results
▪First-quarter 2026 reported EPS of $1.97 and adjusted EPS of $1.93
▪Seizing growth opportunities with a total of 7.6 GW of economic development projects secured under Electric Service Agreements
▪Successfully closed $5.3 billion strategic transactions to strengthen balance sheet and support growth
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first-quarter 2026 reported EPS of $1.97, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.93. This is compared to reported and adjusted EPS of $1.76 for the first quarter of 2025.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between first-quarter 2026 reported and adjusted EPS includes gains on asset sales, charges related to legal and regulatory settlements, and results of discontinued operations.
Higher first-quarter 2026 adjusted results were driven by recovery of infrastructure investments to reliably serve customers in our growing jurisdictions, along with favorable weather. These items were partially offset by higher O&M expenses, including storm costs, as well as higher depreciation on a growing asset base.
The company is reaffirming its 2026 adjusted EPS guidance of $6.55 to $6.80 and long-term adjusted EPS growth rate of 5% to 7% through 2030 off the 2025 midpoint of $6.30, with confidence to earn in the top half of the range beginning in 2028. Management does not forecast reported GAAP EPS and related long-term growth rates.
“We’re advancing the economies of the states we serve by making the right investments at the right time in a way that delivers value for our customers and communities,” said Harry Sideris, Duke Energy president and chief executive officer. “From maximizing our existing fleet, to constructing new generation and strengthening the grid, we’re executing today and building for the future – all while pursuing solutions to keep rates as low as possible.”

Duke Energy News Release    2

Business segment results
In addition to the following summary of first-quarter 2026 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized first-quarter 2026 segment income of $1,254 million, compared to segment income of $1,276 million in the first quarter of 2025. In addition to the drivers outlined below, first-quarter 2026 results include the impact of charges related to legal and regulatory settlements at Duke Energy Carolinas and Duke Energy Progress, which were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized first-quarter 2026 segment income of $1,404 million, compared to segment income of $1,276 million in the first quarter of 2025. This represents an increase of $0.16 per share. Higher quarterly results were primarily driven by recovery of infrastructure investments to reliably serve customers in our growing jurisdictions, along with favorable weather, partially offset by higher O&M expenses, including storm costs, along with higher depreciation on a growing asset base.
Gas Utilities and Infrastructure
On a reported basis, Gas Utilities and Infrastructure recognized first-quarter 2026 segment income of $532 million, compared to segment income of $349 million in the first quarter of 2025. In addition to the drivers outlined below, first-quarter 2026 results include the impact of gains on asset sales related to Piedmont's Tennessee business and SustainRNG projects, which were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Gas Utilities and Infrastructure recognized first-quarter 2026 segment income of $361 million, compared to segment income of $349 million in the first quarter of 2025. This represents an increase of $0.01 per share. Higher quarterly results were primarily driven by recovery of infrastructure investments to reliably serve customers in our growing jurisdictions, partially offset by higher O&M expenses and depreciation on a growing asset base.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a first-quarter 2026 segment loss of $263 million, compared to segment loss of $260 million in the first quarter of 2025.

Duke Energy News Release    3

Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first quarter of 2026 was 17.6% compared to 12.1% in the first quarter of 2025. The increase in the reported effective tax rate was primarily due to non-deductible goodwill associated with the sale of Piedmont's Tennessee business.
Duke Energy's consolidated adjusted effective tax rate was 10.6% for the first quarter of 2026 compared to 12.2% in the first quarter of 2025. The decrease in the adjusted effective tax rate was primarily due to an increase in the amortization of nuclear production tax credits.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the adjusted effective tax rate.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss first-quarter 2026 financial results and other business and financial updates. The conference call will be hosted by Harry Sideris, president and chief executive officer, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors' section (duke-energy.com/investors) of Duke Energy’s website or by dialing 585.542.9983 in the U.S. or 833.461.5787 outside the U.S. The confirmation code is 939851751. Please call in 10 to 15 minutes prior to the scheduled start time.
Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported EPS to adjusted EPS for first-quarter 2026 and 2025 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2026 EPS	1Q 2025 EPS
EPS, as reported		$1.97	$1.76
Adjustments to reported EPS:
First Quarter 2026
Legal and Regulatory Settlements	$150	$0.19
Asset Sales	(171)	(0.22)
Discontinued Operations	(13)	(0.02)
Total adjustments(a)		$(0.04)	$—
EPS, adjusted		$1.93	$1.76
(a)    Total EPS adjustments may not foot due to rounding.

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Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and adjusted effective tax rate. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and basic per share amounts, adjusted for the dollar and per share impact of special items. The adjusted effective tax rate is calculated using pretax earnings and income tax expense, both adjusted to include the impact of noncontrolling interests and preferred dividends and to exclude the impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Special items included within the financial statement periods presented, which management does not believe are reflective of ongoing costs, are described below:
•Legal and Regulatory Settlements represent the impact of charges related to legal settlements as well as regulatory matters related to the establishment of a regulatory liability associated with an energy efficiency program at Duke Energy Carolinas and Duke Energy Progress.
•Asset Sales represent the impact of gains on sale of assets related to Piedmont's Tennessee business and certain renewable natural gas investments.
Management uses these non-GAAP financial measures for planning, forecasting, and to report financial results to the Board of Directors, employees, and stockholders, as well as analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and the adjusted effective tax rate are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Due to the forward-looking nature of forecasted adjusted EPS and related growth rates, the information to reconcile those amounts to the most directly comparable GAAP financial measure is not available, as management is unable to project special items, such as legal settlements, impacts of regulatory orders or asset impairments, for future periods.

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Management evaluates segment performance based on segment income and other net loss. Segment income and other net loss are defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income and other net loss include intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income and adjusted other net loss as measures of historical and anticipated future segment performance. Adjusted segment income and adjusted other net loss are non-GAAP financial measures, as they represent segment income and other net loss adjusted for special items, as discussed above. Management believes the presentation of adjusted segment income and adjusted other net loss provide useful information to investors, as they provide additional relevant comparison of a segment’s or Other's performance across periods. The most directly comparable GAAP measures for adjusted segment income and adjusted other net loss are segment income and other net loss.
Due to the forward-looking nature of forecasted adjusted segment income and forecasted adjusted other net loss and related growth rates, the information to reconcile these amounts to the most directly comparable GAAP financial measures are not available, as management is unable to project special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS, adjusted effective tax rate, adjusted segment income, and adjusted other net loss may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. The company's electric utilities serve 8.7 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 55,700 megawatts of energy capacity. Its natural gas utilities serve 1.6 million customers in North Carolina, South Carolina, Ohio and Kentucky.
Duke Energy is executing an energy modernization strategy, keeping customer value at the forefront as it invests in electric grid upgrades and efficient generation resources to strengthen the system and serve growing energy needs.
More information is available at duke-energy.com. Follow Duke Energy on X, LinkedIn, Instagram, TikTok and Facebook for stories about the people and innovations powering its communities.

Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

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◦The ability to implement our business strategy, including meeting forecasted load growth demand, grid and fleet modernization objectives, and reducing carbon emissions, while balancing customer reliability and keeping costs as low as possible for our customers;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements and/or uncertainty of applicability or changes to such legislative and regulatory initiatives, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to timely recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, particularly in periods of heightened customer affordability concerns, bill volatility, or public and political scrutiny, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦The impact of extraordinary external events, such as a global pandemic, trade wars or military conflict, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential decline in service territories or customer bases resulting from sustained downturns of the economy, storm damage, reduced customer usage due to cost pressures from inflation, tariffs, or fuel costs, worsening economic health of our service territories, reductions in customer usage patterns, or lower than anticipated load growth, particularly if usage of electricity by data centers is less than currently projected, energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology, including artificial intelligence;
◦Additional competition in electric and natural gas markets, municipalization and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, financial position, and cash flows, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing or conflicting investor, customer and other stakeholder expectations and demands, particularly regarding environmental, social and governance matters and costs related thereto;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers, including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as severe storms, fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

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◦The timing and extent of changes in commodity prices, including any impact from increased tariffs, export controls and interest rates, and the ability to timely recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation portfolio, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules, obtaining sufficient skilled labor and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs and recover on claims made;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;
◦The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or investment carrying values;
◦Asset or business acquisitions and dispositions may not be consummated or yield the anticipated benefits, which could adversely affect our financial condition, credit metrics or ability to execute strategic and capital plans; and
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2026
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Legal and Regulatory Settlements		Asset Sales		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$1,254	$150	A	$—		$—		$150	$1,404
Gas Utilities and Infrastructure	532	—		(171)	B	—		(171)	361
Total Reportable Segment Income	1,786	150		(171)		—		(21)	1,765
Other	(263)	—				—		—	(263)
Discontinued Operations	13	—		—		(13)	C	(13)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$1,536	$150		$(171)		$(13)		$(34)	$1,502
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.97	$0.19		$(0.22)		$(0.02)		$(0.04)	$1.93
Note: Total EPS adjustments do not cross-foot due to rounding.
A – $197 million total pretax recorded at Duke Energy Carolinas and Duke Energy Progress within Operations, maintenance and other and Operating Revenues on the Condensed Consolidated Statements of Operations for legal settlements as well as regulatory matters related to the establishment of a regulatory liability associated with an energy efficiency program. The segment income amount for these items are net of a $47 million tax benefit.
B – Net of $196 million tax expense which includes the impact of nondeductible goodwill related to the sale of Piedmont's Tennessee business.
•$368 million recorded within Gains on Sales of Other Assets and Other, net, and $7 million recorded within Property and other taxes on the Condensed Consolidated Statements of Operations related to the sale of Piedmont's Tennessee business.
•$6 million recorded within Gains on Sales of Other Assets and Other, net on the Condensed Consolidated Statements of Operations related to the sale of certain renewable natural gas investments.
C – Recorded in Income from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares, basic (reported and adjusted) – 778 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2025
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations	Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$1,276	$—	$—	$1,276
Gas Utilities and Infrastructure	349	—	—	349
Total Reportable Segment Income	1,625	—	—	1,625
Other	(260)	—	—	(260)
Net Income Available to Duke Energy Corporation Common Stockholders	$1,365	$—	$—	$1,365
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.76		$—	$1.76
Weighted Average Shares, basic (reported and adjusted) – 777 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2026
(Dollars in millions)

	Three Months Ended March 31, 2026
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,897
Legal and Regulatory Settlements	197
Asset Sales	(367)
Noncontrolling Interests	(32)
Preferred Dividends	(14)
Adjusted Pretax Income	$1,681

Reported Income Tax Expense From Continuing Operations	$333	17.6%
Legal and Regulatory Settlements	47
Asset Sales	(196)
Noncontrolling Interest Portion of Income Taxes(a)	(5)
Adjusted Tax Expense	$179	10.6%

	Three Months Ended March 31, 2025
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,597
Noncontrolling Interests	(28)
Preferred Dividends	(14)
Adjusted Pretax Income	$1,555

Reported Income Tax Expense From Continuing Operations	$193	12.1%
Noncontrolling Interest Portion of Income Taxes(a)	(3)
Adjusted Tax Expense	$190	12.2%
(a)    Income tax related to non-pass-through entities for tax purposes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2026 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Consolidated
2025 YTD Reported and Adjusted Earnings Per Share	$1.64	$0.45	$(0.33)	$1.76
Weather	0.04	—	—	0.04
Volume(a)	0.03	—	—	0.03
Riders and Other Retail Margin(b)	0.10	0.03	—	0.13
Rate case impacts, net(c)	0.13	0.01	—	0.14
Wholesale	0.01	—	—	0.01
Operations and maintenance, net of recoverables(d)	(0.08)	(0.01)	—	(0.09)
Interest Expense	(0.02)	—	(0.03)	(0.05)
AFUDC Equity	0.02	—	—	0.02
Depreciation and amortization(e)	(0.08)	(0.01)	—	(0.09)
Other	0.01	(0.01)	0.03	0.03
Total variance	$0.16	$0.01	$—	$0.17
2026 YTD Adjusted Earnings Per Share	$1.80	$0.46	$(0.33)	$1.93
Legal and Regulatory Settlements	(0.19)	—	—	(0.19)
Asset Sales	—	0.22	—	0.22
Discontinued Operations	—	—	0.02	0.02
2026 YTD Reported Earnings Per Share	$1.61	$0.68	$(0.31)	$1.97

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Basic weighted average shares outstanding increased from 777 million to 778 million. Totals may not foot or cross-foot due to rounding.
(a)    Includes block and seasonal pricing.
(b)    Electric Utilities and Infrastructure includes transmission revenues and higher grid modernization riders. Gas Utilities and Infrastructure includes customer growth in North Carolina and South Carolina.
(c)    Electric Utilities and Infrastructure includes impacts from DEI rates, effective February 2025 (+$0.04), DEC North Carolina Year 3 rates, effective January 2026, and DEC South Carolina rates, effective March 2026 (+$0.03), DEF Year 2 rates, effective January 2026 (+$0.03) DEP North Carolina Year 3 rates, effective October 2025, and DEP South Carolina rates, effective February 2026 (+$0.02) and DEK rates, effective July 2025 (+$0.01). Gas Utilities and Infrastructure includes impacts from DEK rates, effective January 2026.
(d)    Electric Utilities and Infrastructure includes higher storm costs (-$0.04), increased environmental reserves, and higher grid maintenance and generation outage costs in the current year.
(e)    Electric Utilities and Infrastructure excludes rate case impacts.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2026	2025
Operating Revenues
Regulated electric	$7,803	$7,064
Regulated natural gas	1,297	1,105
Nonregulated electric and other	78	80
Total operating revenues	9,178	8,249
Operating Expenses
Fuel used in electric generation and purchased power	2,419	2,099
Cost of natural gas	525	374
Operation, maintenance and other	1,752	1,499
Depreciation and amortization	1,689	1,512
Property and other taxes	452	428
Total operating expenses	6,837	5,912
Gains on Sales of Other Assets and Other, net	384	6
Operating Income	2,725	2,343
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	7	11
Other income and expenses, net	133	132
Total other income and expenses	140	143
Interest Expense	968	889
Income From Continuing Operations Before Income Taxes	1,897	1,597
Income Tax Expense From Continuing Operations	333	193
Income From Continuing Operations	1,564	1,404
Income From Discontinued Operations, net of tax	13	—
Net Income	1,577	1,404
Less: Net Income Attributable to Noncontrolling Interests	27	25
Net Income Attributable to Duke Energy Corporation	1,550	1,379
Less: Preferred Dividends	14	14
Net Income Available to Duke Energy Corporation Common Stockholders	$1,536	$1,365

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.95	$1.76
Income from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$0.02	$—
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.97	$1.76
Weighted average shares outstanding
Basic	778	777
Diluted	779	777

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2026	December 31, 2025
ASSETS
Current Assets
Cash and cash equivalents	$2,140	$245
Receivables (net of allowance for doubtful accounts of $201 at 2026 and $194 at 2025)	3,947	4,230
Inventory (includes $1,062 at 2026 and $669 at 2025 related to VIEs)	4,572	4,569
Regulatory assets (includes $204 at 2026 and 2025 related to VIEs)	2,201	1,934
Assets held for sale	—	109
Other (includes $82 at 2026 and $88 at 2025 related to VIEs)	586	526
Total current assets	13,446	11,613
Property, Plant and Equipment
Cost	193,525	190,409
Accumulated depreciation and amortization	(61,252)	(60,450)
Net property, plant and equipment	132,273	129,959
Other Noncurrent Assets
Goodwill	19,010	19,010
Regulatory assets (includes $3,062 at 2026 and $3,108 at 2025 related to VIEs)	15,059	14,379
Nuclear decommissioning trust funds	12,644	12,889
Operating lease right-of-use assets, net	1,169	1,241
Investments in equity method unconsolidated affiliates	328	330
Assets held for sale	—	$2,148
Other	4,119	4,167
Total other noncurrent assets	52,329	54,164
Total Assets	$198,048	$195,736
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (includes $376 at 2026 and $296 at 2025 related to VIEs)	$4,732	$5,223
Notes payable and commercial paper	2,373	2,624
Taxes accrued	839	975
Interest accrued	816	922
Current maturities of long-term debt (includes $147 at 2026 and $118 at 2025 related to VIEs)	7,395	7,104
Asset retirement obligations	574	579
Regulatory liabilities	1,554	1,271
Liabilities associated with assets held for sale	—	84
Other	2,051	2,265
Total current liabilities	20,334	21,047
Long-Term Debt (includes $3,222 at 2026 and $3,308 at 2025 related to VIEs)	80,477	80,108
Other Noncurrent Liabilities
Deferred income taxes	12,799	12,377
Asset retirement obligations	9,036	9,046
Regulatory liabilities	14,774	15,682
Operating lease liabilities	964	1,033
Accrued pension and other post-retirement benefit costs	384	396
Investment tax credits	985	969
Liabilities associated with assets held for sale	—	$170
Other	1,817	1,889
Total other noncurrent liabilities	40,759	41,562
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2026 and 2025	973	973
Common stock, $0.001 par value, 2 billion shares authorized; 778 million shares outstanding at 2026 and 2025	1	1
Additional paid-in capital	47,551	45,614
Retained earnings	5,761	5,056
Accumulated other comprehensive income	171	198
Total Duke Energy Corporation stockholders' equity	54,457	51,842
Noncontrolling interests	2,021	1,177
Total equity	56,478	53,019
Total Liabilities and Equity	$198,048	$195,736

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,577	$1,404
Adjustments to reconcile net income to net cash provided by operating activities	(65)	773
Net cash provided by operating activities	1,512	2,177

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(1,846)	(3,300)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,223	1,238

Net increase in cash, cash equivalents and restricted cash	1,889	115
Cash, cash equivalents and restricted cash at beginning of period	363	421
Cash, cash equivalents and restricted cash at end of period	$2,252	$536

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2026
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$7,817	$—	$—	$(14)	$7,803
Regulated natural gas	—	1,321	—	(24)	1,297
Nonregulated electric and other	61	12	42	(37)	78
Total operating revenues	7,878	1,333	42	(75)	9,178
Operating Expenses
Fuel used in electric generation and purchased power	2,440	—	—	(21)	2,419
Cost of natural gas	—	525	—	—	525
Operation, maintenance and other	1,709	135	(41)	(51)	1,752
Depreciation and amortization	1,498	115	83	(7)	1,689
Property and other taxes	393	57	2	—	452
Total operating expenses	6,040	832	44	(79)	6,837
Gains on Sales of Other Assets and Other, net	5	374	5	—	384
Operating Income	1,843	875	3	4	2,725
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	6	1	—	7
Other income and expenses, net	136	12	8	(23)	133
Total Other Income and Expenses	136	18	9	(23)	140
Interest Expense	571	67	349	(19)	968
Income (Loss) from Continuing Operations before Income Taxes	1,408	826	(337)	—	1,897
Income Tax Expense (Benefit) from Continuing Operations	127	294	(88)	—	333
Income (Loss) from Continuing Operations	1,281	532	(249)	—	1,564
Less: Net Income Attributable to Noncontrolling Interest	27	—	—	—	27
Net Income (Loss) Attributable to Duke Energy Corporation	1,254	532	(249)	—	1,537
Less: Preferred Dividends	—	—	14	—	14
Segment Income/Other Net Loss	$1,254	$532	$(263)	$—	$1,523
Discontinued Operations					13
Net Income Available to Duke Energy Corporation Common Stockholders					$1,536

Segment Income/Other Net Loss	$1,254	$532	$(263)	$—	$1,523
Special Items	150	(171)	—	—	(21)
Adjusted Earnings(a)	$1,404	$361	$(263)	$—	$1,502
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2025
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$7,079	$—	$—	$(15)	$7,064
Regulated natural gas	—	1,129	—	(24)	1,105
Nonregulated electric and other	61	11	42	(34)	80
Total operating revenues	7,140	1,140	42	(73)	8,249
Operating Expenses
Fuel used in electric generation and purchased power	2,119	—	—	(20)	2,099
Cost of natural gas	—	374	—	—	374
Operation, maintenance and other	1,424	125	2	(52)	1,499
Depreciation and amortization	1,334	107	77	(6)	1,512
Property and other taxes	378	47	3	—	428
Total operating expenses	5,255	653	82	(78)	5,912
Gains on Sales of Other Assets and Other, net	1	—	5	—	6
Operating Income (Loss)	1,886	487	(35)	5	2,343
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	5	6	—	11
Other income and expenses, net	134	13	14	(29)	132
Total Other Income and Expenses	134	18	20	(29)	143
Interest Expense	530	65	318	(24)	889
Income (Loss) From Continuing Operations Before Income Taxes	1,490	440	(333)	—	1,597
Income Tax Expense (Benefit) from Continuing Operations	189	91	(87)	—	193
Income (Loss) from Continuing Operations	1,301	349	(246)	—	1,404
Less: Net Income Attributable to Noncontrolling Interest	25	—	—	—	25
Net Income (Loss) Attributable to Duke Energy Corporation	1,276	349	(246)	—	1,379
Less: Preferred Dividends	—	—	14	—	14
Segment Income/Other Net Loss	$1,276	$349	$(260)	$—	$1,365
Discontinued Operations					—
Net Income Available to Duke Energy Corporation Common Stockholders					$1,365

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2026
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$158	$16	$1,966	$—	$2,140
Receivables, net	3,559	385	2	1	3,947
Receivables from affiliated companies	181	79	1,334	(1,594)	—
Notes receivable from affiliated companies	87	279	1,083	(1,449)	—
Inventory	4,479	59	35	(1)	4,572
Regulatory assets	1,937	180	85	(1)	2,201
Other	640	19	28	(101)	586
Total current assets	11,041	1,017	4,533	(3,145)	13,446
Property, Plant and Equipment
Cost	174,578	16,758	2,261	(72)	193,525
Accumulated depreciation and amortization	(56,825)	(3,503)	(924)	—	(61,252)
Net property, plant and equipment	117,753	13,255	1,337	(72)	132,273
Other Noncurrent Assets
Goodwill	17,380	1,630	—	—	19,010
Regulatory assets	13,904	688	467	—	15,059
Nuclear decommissioning trust funds	12,644	—	—	—	12,644
Operating lease right-of-use assets, net	702	2	465	—	1,169
Investments in equity method unconsolidated affiliates	1	183	145	(1)	328
Investment in consolidated subsidiaries	563	5	80,005	(80,573)	—
Other	2,586	332	1,825	(624)	4,119
Total other noncurrent assets	47,780	2,840	82,907	(81,198)	52,329
Total Assets	176,574	17,112	88,777	(84,415)	198,048
Segment reclassifications, intercompany balances and other	(1,001)	(367)	(83,047)	84,415	—
Segment Assets	$175,573	$16,745	$5,730	$—	$198,048

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2026
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$3,695	$315	$722	$—	$4,732
Accounts payable to affiliated companies	829	68	565	(1,462)	—
Notes payable to affiliated companies	1,254	23	172	(1,449)	—
Notes payable and commercial paper	—	—	2,373	—	2,373
Taxes accrued	655	583	(399)	—	839
Interest accrued	522	58	237	(1)	816
Current maturities of long-term debt	3,508	57	3,837	(7)	7,395
Asset retirement obligations	574	—	—	—	574
Regulatory liabilities	1,470	84	—	—	1,554
Other	1,597	72	615	(233)	2,051
Total current liabilities	14,104	1,260	8,122	(3,152)	20,334
Long-Term Debt	50,547	4,717	25,278	(65)	80,477
Long-Term Debt Payable to Affiliated Companies	618	7	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	12,715	1,391	(1,311)	4	12,799
Asset retirement obligations	8,944	93	—	(1)	9,036
Regulatory liabilities	13,727	1,019	28	—	14,774
Operating lease liabilities	629	1	334	—	964
Accrued pension and other post-retirement benefit costs	(28)	31	381	—	384
Investment tax credits	985	1	—	(1)	985
Other	1,307	116	581	(187)	1,817
Total other noncurrent liabilities	38,279	2,652	13	(185)	40,759
Equity
Total Duke Energy Corporation stockholders' equity	71,007	8,473	55,364	(80,387)	54,457
Noncontrolling interests	2,019	3	—	(1)	2,021
Total equity	73,026	8,476	55,364	(80,388)	56,478
Total Liabilities and Equity	176,574	17,112	88,777	(84,415)	198,048
Segment reclassifications, intercompany balances and other	(1,001)	(367)	(83,047)	84,415	—
Segment Liabilities and Equity	$175,573	$16,745	$5,730	$—	$198,048

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2026
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,766	$2,301	$1,621	$562	$966	$(338)	$7,878
Operating Expenses
Fuel used in electric generation and purchased power	931	863	448	173	370	(345)	2,440
Operation, maintenance and other	601	501	319	97	187	4	1,709
Depreciation and amortization	526	386	296	82	205	3	1,498
Property and other taxes	106	59	123	87	19	(1)	393
Total operating expenses	2,164	1,809	1,186	439	781	(339)	6,040
Gains on Sales of Other Assets and Other, net	2	1	2	—	—	—	5
Operating Income	604	493	437	123	185	1	1,843
Other Income and Expenses, net(b)	63	43	15	4	11	—	136
Interest Expense	217	135	127	34	64	(6)	571
Income Before Income Taxes	450	401	325	93	132	7	1,408
Income Tax Expense	14	42	65	16	19	(29)	127
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	27	27
Segment Income	$436	$359	$260	$77	$113	$9	$1,254
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $41 million for Duke Energy Carolinas, $27 million for Duke Energy Progress, $3 million for Duke Energy Florida, $3 million for Duke Energy Ohio and $9 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana and Florida Progress.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2026
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$44	$63	$17	$15	$18	$1	$158
Receivables, net	1,198	967	524	394	469	7	3,559
Receivables from affiliated companies	251	35	47	27	24	(203)	181
Notes receivable from affiliated companies	—	—	—	29	239	(181)	87
Inventory	1,544	1,350	850	185	550	—	4,479
Regulatory assets	752	675	286	28	198	(2)	1,937
Other	256	188	116	1	86	(7)	640
Total current assets	4,045	3,278	1,840	679	1,584	(385)	11,041
Property, Plant and Equipment
Cost	63,715	45,974	33,739	9,568	21,514	68	174,578
Accumulated depreciation and amortization	(20,863)	(17,179)	(8,643)	(2,586)	(7,604)	50	(56,825)
Net property, plant and equipment	42,852	28,795	25,096	6,982	13,910	118	117,753
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,784	17,380
Regulatory assets	5,177	4,629	2,130	358	1,009	601	13,904
Nuclear decommissioning trust funds	7,213	5,156	275	—	—	—	12,644
Operating lease right-of-use assets, net	92	368	206	5	32	(1)	702
Investments in equity method unconsolidated affiliates	—	—	1	—	—	—	1
Investment in consolidated subsidiaries	56	10	4	493	1	(1)	563
Other	1,336	788	585	70	240	(433)	2,586
Total other noncurrent assets	13,874	10,951	3,201	1,522	1,282	16,950	47,780
Total Assets	60,771	43,024	30,137	9,183	16,776	16,683	176,574
Segment reclassifications, intercompany balances and other	(339)	(140)	(82)	(552)	(272)	384	(1,001)
Reportable Segment Assets	$60,432	$42,884	$30,055	$8,631	$16,504	$17,067	$175,573
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments, and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2026
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$1,539	$962	$639	$201	$348	$6	$3,695
Accounts payable to affiliated companies	353	370	139	18	90	(141)	829
Notes payable to affiliated companies	638	644	107	46	—	(181)	1,254
Taxes accrued	124	66	99	289	108	(31)	655
Interest accrued	163	91	142	44	81	1	522
Current maturities of long-term debt	1,649	793	1,087	(17)	4	(8)	3,508
Asset retirement obligations	242	186	2	6	138	—	574
Regulatory liabilities	660	356	152	43	259	—	1,470
Other	634	342	337	70	218	(4)	1,597
Total current liabilities	6,002	3,810	2,704	700	1,246	(358)	14,104
Long-Term Debt	17,839	12,917	10,465	3,492	5,436	398	50,547
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,327	2,786	3,121	888	1,537	56	12,715
Asset retirement obligations	3,598	4,113	180	62	979	12	8,944
Regulatory liabilities	7,333	4,245	775	237	1,164	(27)	13,727
Operating lease liabilities	79	366	154	4	26	—	629
Accrued pension and other post-retirement benefit costs	23	138	86	65	76	(416)	(28)
Investment tax credits	353	197	248	5	182	—	985
Other	750	338	162	56	13	(12)	1,307
Total other noncurrent liabilities	16,463	12,183	4,726	1,317	3,977	(387)	38,279
Equity
Total Duke Energy Corporation stockholders equity	20,167	13,964	12,242	3,656	5,967	15,011	71,007
Noncontrolling interests(c)	—	—	—	—	—	2,019	2,019
Total equity	20,167	13,964	12,242	3,656	5,967	17,030	73,026
Total Liabilities and Equity	60,771	43,024	30,137	9,183	16,776	16,683	176,574
Segment reclassifications, intercompany balances and other	(339)	(140)	(82)	(552)	(272)	384	(1,001)
Reportable Segment Liabilities and Equity	$60,432	$42,884	$30,055	$8,631	$16,504	$17,067	$175,573
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana and Florida Progress.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2026
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$317	$1,011	$5	$—	$1,333
Operating Expenses
Cost of natural gas	121	404	—	—	525
Operation, maintenance and other	40	93	—	2	135
Depreciation and amortization	39	74	3	(1)	115
Property and other taxes	30	26	2	(1)	57
Total operating expenses	230	597	5	—	832
Gains on Sales of Other Assets and Other, net(c)	—	652	6	(284)	374
Operating Income	87	1,066	6	(284)	875
Other Income and Expenses, net
Equity in earnings of unconsolidated affiliates	—	—	6	—	6
Other income and expenses, net	1	10	—	1	12
Other Income and Expenses, net	1	10	6	1	18
Interest Expense	18	48	1	—	67
Income Before Income Taxes	70	1,028	11	(283)	826
Income Tax Expense	15	258	20	1	294
Segment Income	$55	$770	$(9)	$(284)	$532
(a)    Includes results of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.
(c)    The gain on sale is $284 million lower at the Gas Utilities and Infrastructure segment level due to higher allocated goodwill related to the Piedmont Tennessee Disposal Group than at Piedmont Natural Gas LDC.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2026
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$6	$5	$4	$1	$16
Receivables, net	75	310	—	—	385
Receivables from affiliated companies	—	84	90	(95)	79
Notes receivable from affiliated companies	16	266	—	(3)	279
Inventory	14	45	—	—	59
Regulatory assets	94	85	—	1	180
Other	8	10	4	(3)	19
Total current assets	213	805	98	(99)	1,017
Property, Plant and Equipment
Cost	5,202	11,481	75	—	16,758
Accumulated depreciation and amortization	(1,271)	(2,217)	(15)	—	(3,503)
Net property, plant and equipment	3,931	9,264	60	—	13,255
Other Noncurrent Assets
Goodwill	324	39	—	1,267	1,630
Regulatory assets	328	306	—	54	688
Operating lease right-of-use assets, net	—	2	—	—	2
Investments in equity method unconsolidated affiliates	—	—	178	5	183
Investment in consolidated subsidiaries	—	—	—	5	5
Other	31	284	16	1	332
Total other noncurrent assets	683	631	194	1,332	2,840
Total Assets	4,827	10,700	352	1,233	17,112
Segment reclassifications, intercompany balances and other	(18)	(354)	(119)	124	(367)
Reportable Segment Assets	$4,809	$10,346	$233	$1,357	$16,745
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2026
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$71	$234	$9	$1	$315
Accounts payable to affiliated companies	3	146	14	(95)	68
Notes payable to affiliated companies	27	—	—	(4)	23
Taxes accrued	39	526	18	—	583
Interest accrued	10	48	—	—	58
Current maturities of long-term debt	17	40	—	—	57
Regulatory liabilities	36	48	—	—	84
Other	4	67	—	1	72
Total current liabilities	207	1,109	41	(97)	1,260
Long-Term Debt	859	3,761	55	42	4,717
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	475	864	51	1	1,391
Asset retirement obligations	67	26	—	—	93
Regulatory liabilities	228	780	—	11	1,019
Operating lease liabilities	—	1	—	—	1
Accrued pension and other post-retirement benefit costs	24	6	—	1	31
Investment tax credits	—	1	—	—	1
Other	31	85	—	—	116
Total other noncurrent liabilities	825	1,763	51	13	2,652
Equity
Total Duke Energy Corporation stockholders' equity	2,929	4,067	202	1,275	8,473
Noncontrolling interests	—	—	3	—	3
Total equity	2,929	4,067	205	1,275	8,476
Total Liabilities and Equity	4,827	10,700	352	1,233	17,112
Segment reclassifications, intercompany balances and other	(18)	(354)	(119)	124	(367)
Reportable Segment Liabilities and Equity	$4,809	$10,346	$233	$1,357	$16,745
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	25,405	25,225	0.7%	(0.9%)
Commercial	19,071	18,902	0.9%	1.2%
Industrial	10,738	10,964	(2.1%)	(2.4%)
Other Energy Sales	130	116	12.1%	n/a
Unbilled Sales	(1,675)	(1,816)	7.8%	n/a
Total Retail Sales	53,669	53,391	0.5%	(0.5%)
Wholesale and Other	11,785	11,851	(0.6%)
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	65,454	65,242	0.3%

Average Number of Customers (Electric)
Residential	7,616,258	7,498,119	1.6%
Commercial	1,050,836	1,045,224	0.5%
Industrial	14,795	15,305	(3.3%)
Other Energy Sales	22,757	23,202	(1.9%)
Total Retail Customers	8,704,646	8,581,850	1.4%
Wholesale and Other	54	52	3.8%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,704,700	8,581,902	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	11,781	11,347	3.8%
Nuclear	18,506	18,926	(2.2%)
Hydro	290	446	(35.0%)
Natural Gas and Oil	21,765	21,553	1.0%
Renewable Energy	985	841	17.1%
Total Generation(d)	53,327	53,113	0.4%
Purchased Power and Net Interchange(e)	15,239	14,952	1.9%
Total Sources of Energy	68,566	68,065	0.7%
Less: Line Loss and Other	3,112	2,823	10.2%
Total GWh Sources	65,454	65,242	0.3%

Owned Megawatt (MW) Capacity(c)(f)
Summer	51,989	50,562
Winter	55,757	55,139
Nuclear Capacity Factor (%)(g)	97	99

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.
(g)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	9,082	9,138	(0.6%)
Commercial	7,334	7,390	(0.8%)
Industrial	4,506	4,554	(1.1%)
Other Energy Sales	69	56	23.2%
Unbilled Sales	(615)	(730)	15.8%
Total Retail Sales	20,376	20,408	(0.2%)	(0.6%)
Wholesale and Other	3,204	3,150	1.7%
Total Consolidated Electric Sales – Duke Energy Carolinas	23,580	23,558	0.1%

Average Number of Customers
Residential	2,575,950	2,524,566	2.0%
Commercial	403,006	401,939	0.3%
Industrial	5,750	5,895	(2.5%)
Other Energy Sales	10,700	10,836	(1.3%)
Total Retail Customers	2,995,406	2,943,236	1.8%
Wholesale and Other	26	26	—%
Total Average Number of Customers – Duke Energy Carolinas	2,995,432	2,943,262	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,931	3,285	(10.8%)
Nuclear	11,407	11,789	(3.2%)
Hydro	126	251	(49.8%)
Natural Gas and Oil	6,451	5,880	9.7%
Renewable Energy	59	57	3.5%
Total Generation(d)	20,974	21,262	(1.4%)
Purchased Power and Net Interchange(e)	3,754	3,238	15.9%
Total Sources of Energy	24,728	24,500	0.9%
Less: Line Loss and Other	1,148	942	21.9%
Total GWh Sources	23,580	23,558	0.1%

Owned MW Capacity(c)(f)
Summer	19,858	19,698
Winter	20,946	20,773
Nuclear Capacity Factor (%)(g)	99	102

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,597	1,643	(2.8%)
Cooling Degree Days	46	8	475.0%

Variance from Normal
Heating Degree Days	(5.1%)	(3.2%)
Cooling Degree Days	468.5%	(2.4%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.
(g)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,926	5,880	0.8%
Commercial	3,799	3,740	1.6%
Industrial	2,192	2,457	(10.8%)
Other Energy Sales	21	21	—%
Unbilled Sales	(495)	(747)	33.7%
Total Retail Sales	11,443	11,351	0.8%	(1.0%)
Wholesale and Other	6,844	6,834	0.1%
Total Consolidated Electric Sales – Duke Energy Progress	18,287	18,185	0.6%

Average Number of Customers
Residential	1,545,119	1,518,693	1.7%
Commercial	249,489	248,333	0.5%
Industrial	2,973	3,072	(3.2%)
Other Energy Sales	2,368	2,406	(1.6%)
Total Retail Customers	1,799,949	1,772,504	1.5%
Wholesale and Other	8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,799,957	1,772,512	1.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,015	2,276	(11.5%)
Nuclear	7,099	7,137	(0.5%)
Hydro	119	138	(13.8%)
Natural Gas and Oil	6,941	6,519	6.5%
Renewable Energy	60	50	20.0%
Total Generation(d)	16,234	16,120	0.7%
Purchased Power and Net Interchange(e)	2,295	2,492	(7.9%)
Total Sources of Energy	18,529	18,612	(0.4%)
Less: Line Loss and Other	242	427	(43.3%)
Total GWh Sources	18,287	18,185	0.6%

Owned MW Capacity(c)(f)
Summer	12,865	12,585
Winter	14,067	13,845
Nuclear Capacity Factor (%)(g)	92	92

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,545	1,523	1.4%
Cooling Degree Days	53	15	253.3%

Variance from Normal
Heating Degree Days	(0.4%)	(2.6%)
Cooling Degree Days	302.5%	14.9%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.
(g)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,789	4,618	3.7%
Commercial	3,433	3,402	0.9%
Industrial	774	783	(1.1%)
Other Energy Sales	7	7	—%
Unbilled Sales	(40)	(125)	68.0%
Total Retail Sales	8,963	8,685	3.2%	0.1%
Wholesale and Other	353	383	(7.8%)
Total Electric Sales – Duke Energy Florida	9,316	9,068	2.7%

Average Number of Customers
Residential	1,837,440	1,811,645	1.4%
Commercial	214,245	211,835	1.1%
Industrial	1,519	1,616	(6.0%)
Other Energy Sales	3,497	3,562	(1.8%)
Total Retail Customers	2,056,701	2,028,658	1.4%
Wholesale and Other	15	13	15.4%
Total Average Number of Customers – Duke Energy Florida	2,056,716	2,028,671	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,488	454	227.8%
Natural Gas and Oil	7,029	8,004	(12.2%)
Renewable Energy	860	729	18.0%
Total Generation(d)	9,377	9,187	2.1%
Purchased Power and Net Interchange(e)	245	108	126.9%
Total Sources of Energy	9,622	9,295	3.5%
Less: Line Loss and Other	306	227	34.8%
Total GWh Sources	9,316	9,068	2.7%

Owned MW Capacity(c)(f)
Summer	11,854	10,895
Winter	12,765	12,542

Heating and Cooling Degree Days
Actual
Heating Degree Days	416	359	15.9%
Cooling Degree Days	267	215	24.2%

Variance from Normal
Heating Degree Days	12.0%	(1.8%)
Cooling Degree Days	31.3%	1.6%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,713	2,672	1.5%
Commercial	2,400	2,329	3.0%
Industrial	1,111	1,096	1.4%
Other Energy Sales	21	19	10.5%
Unbilled Sales	(200)	(121)	(65.3%)
Total Retail Sales	6,045	5,995	0.8%	0.7%
Wholesale and Other	266	112	137.5%
Total Electric Sales – Duke Energy Ohio	6,311	6,107	3.3%

Average Number of Customers
Residential	842,841	837,876	0.6%
Commercial	76,626	76,514	0.1%
Industrial	1,970	2,101	(6.2%)
Other Energy Sales	2,564	2,652	(3.3%)
Total Retail Customers	924,001	919,143	0.5%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	924,002	919,144	0.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	900	779	15.5%
Natural Gas and Oil	103	37	178.4%
Total Generation(d)	1,004	816	23.0%
Purchased Power and Net Interchange(e)	5,907	6,046	(2.3%)
Total Sources of Energy	6,911	6,862	0.7%
Less: Line Loss and Other	600	755	(20.5%)
Total GWh Sources	6,311	6,107	3.3%

Owned MW Capacity(c)(f)
Summer	1,085	1,080
Winter	1,173	1,173

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,462	2,563	(3.9%)
Cooling Degree Days	20	7	185.7%

Variance from Normal
Heating Degree Days	(3.4%)	0.6%
Cooling Degree Days	590.1%	142.5%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,895	2,917	(0.8%)
Commercial	2,105	2,041	3.1%
Industrial	2,155	2,074	3.9%
Other Energy Sales	12	13	(7.7%)
Unbilled Sales	(325)	(93)	(249.5%)
Total Retail Sales	6,842	6,952	(1.6%)	(1.0%)
Wholesale and Other	1,118	1,372	(18.5%)
Total Electric Sales – Duke Energy Indiana	7,960	8,324	(4.4%)

Average Number of Customers
Residential	814,908	805,339	1.2%
Commercial	107,470	106,603	0.8%
Industrial	2,583	2,621	(1.4%)
Other Energy Sales	3,628	3,746	(3.2%)
Total Retail Customers	928,589	918,309	1.1%
Wholesale and Other	4	4	—%
Total Average Number of Customers – Duke Energy Indiana	928,593	918,313	1.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,447	4,553	(2.3%)
Hydro	45	57	(21.1%)
Natural Gas and Oil	1,241	1,113	11.5%
Renewable Energy	5	5	—%
Total Generation(d)	5,738	5,728	0.2%
Purchased Power and Net Interchange(e)	3,038	3,068	(1.0%)
Total Sources of Energy	8,776	8,796	(0.2%)
Less: Line Loss and Other	816	472	72.9%
Total GWh Sources	7,960	8,324	(4.4%)

Owned MW Capacity(c)(f)
Summer	6,327	6,304
Winter	6,806	6,806

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,579	2,731	(5.6%)
Cooling Degree Days	16	2	700.0%

Variance from Normal
Heating Degree Days	(6.8%)	(0.5%)
Cooling Degree Days	532.7%	(10.9%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Based on winter capacity for Fossil, Nuclear and Hydro generation stations, and nameplate capacity for Renewable generation stations.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2026

	Three Months Ended March 31,
	2026	2025	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	184,175,397	181,459,847	1.5%
Duke Energy Midwest LDC throughput (Mcf)(a)	36,902,590	40,455,684	(8.8%)

Average Number of Customers – Piedmont Natural Gas
Residential	1,035,404	1,092,898	(5.3%)
Commercial	105,098	109,848	(4.3%)
Industrial	872	945	(7.7%)
Power Generation	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,141,393	1,203,710	(5.2%)

Average Number of Customers – Duke Energy Midwest
Residential	528,525	526,598	0.4%
Commercial	35,770	35,285	1.4%
Industrial	2,007	2,334	(14.0%)
Other	114	117	(2.6%)
Total Average Number of Gas Customers – Duke Energy Midwest	566,416	564,334	0.4%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact. On March 31, 2026, Piedmont closed on the sale of its Tennessee business.